Exhibit 21.1
SEACOR HOLDINGS INC.
MAJORITY OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2013

Jurisdiction of Incorporation/Formation
Arawak Line (T&C) Ltd.	Turks & Caicos
Arctic Leasing LLC	Delaware
Boston Putford Offshore Safety Limited	England
CapSea Holdings LLC	Delaware
Caribbean Tugz LLC	Delaware
Caribship LLC	Delaware
CLEANCOR Holdings LLC	Delaware
C-Lift LLC	Delaware
C-Terms Partners d/b/a C-Term Partners	Florida
Commodity Distributors LLC	Delaware
CTV Crewing Services Ltd	England and Wales
Energy Logistics, Inc.	Delaware
Erie Trader II LLC	Delaware
F2 SEA Inc.	Delaware
G & G Shipping Holdings LLC	Delaware
G&G Payroll Management LLC	Marshall Islands
G&G Shipping, LLC	Delaware
Galaxie Offshore Barges LLC	Delaware
Galaxie Offshore L.L.C.	Louisiana
Gateway Terminals LLC	Delaware
Gem Shipping Inc.	Delaware
Gem Shipping Ltd.	Cayman Islands
Gilbert Cheramie Boats L.L.C.	Louisiana
Graham Offshore Barges LLC	Delaware
Graham Offshore LLC	Delaware
Graham Offshore Tugs LLC	Delaware
Illinois Corn Processing Holdings Inc.	Delaware
Illinois Corn Processing, LLC	Delaware
Industrial Equipment Repair, Inc.	Florida
Infraestructura Del Mar, S. de R.L. de C.V.	Mexico
Kendall 137 Avenue Holdings LLC	Delaware
Kinsman Lines, Inc.	Delaware
Liberty Services, Inc.	Louisiana
Lightship Tankers I LLC	Delaware
Lightship Tankers II LLC	Delaware
Lightship Tankers III LLC	Delaware
Lightship Tankers IV LLC	Delaware
Lightship Tankers V LLC	Delaware
Lone Star Marine Services, Inc.	Florida
Maranta S.A.	Argentina
McCall Boat Rentals Ocean Barges LLC	Delaware
McCall's Boat Rentals Barges LLC	Delaware

Jurisdiction of Incorporation/Formation
McCall's Boat Rentals L.L.C.	Louisiana
Naviera Central S.A.	Colombia
ORM Holdings Inc.	Delaware
Pantagro-Pantanal Produtos Agropecuarios Ltda.	Brazil
Phoenix Crew Management LLC	Delaware
Port Dania Holdings I LLC	Delaware
Port Dania Holdings II LLC	Delaware
SAN Offshore Marine Inc.	Delaware
SB Erie Shipyard LLC	Delaware
SCF Barge Line LLC	Delaware
SCF Boats LLC	Delaware
SCF Colombia (MI) LLC	Marshall Islands
SCF Colombia (US) LLC	Delaware
SCF Colombia Fluvial S A S	Colombia
SCF Fleeting LLC	Delaware
SCF International LLC	Marshall Islands
SCF Investments LLC	Marshall Islands
SCF Lewis and Clark Fleeting LLC	Delaware
SCF Lewis and Clark Terminals LLC d/b/a Bulk Service Granite City d/b/a Bulk Service Tyler Street d/b/a Mid Coast Terminal	Delaware
SCF Marine Inc.	Delaware
SCF Memphis Development LLC	Delaware
SCF Real Estate LLC	Delaware
SCF Riverport LLC	Delaware
SCF Services LLC	Delaware
SCF Shipyards LLC	Delaware
SCF Terminals LLC	Delaware
SCF Towboat III, L.P.	Delaware
SCF Waxler Barge Line LLC	Delaware
SCF Waxler Marine LLC d/b/a Waxler Transportation Company d/b/a SCF Liquids	Delaware
SCF/JAR Investments LLC	Delaware
SCFM Towing LLC	Delaware
Sea Mar Offshore LLC	Delaware
Seabulk America LLC	Delaware
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Challenge LLC	Delaware
Seabulk Chemical Transport Inc.	Delaware
Seabulk Command, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Energy Transport LLC	Delaware
Seabulk Freedom, Inc.	Marshall Islands
Seabulk General Partner LLC	Delaware
Seabulk Ghana Holdings Inc.	Marshall Islands

Jurisdiction of Incorporation/Formation
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Global Transport, Inc.	Marshall Islands
Seabulk International, Inc. d/b/a Port Canaveral Towing d/b/a Port Everglades Towing	Delaware
Seabulk Island Transport, Inc.	Marshall Islands
Seabulk Jasper, Inc.	Marshall Islands
Seabulk Lincoln, Inc.	Marshall Islands
Seabulk Marine International Inc.	Delaware
Seabulk Marine Services, Inc.	Florida
Seabulk Master, Inc.	Marshall Islands
Seabulk Ocean Transport, Inc.	Florida
Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea
Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore International FZE	United Arab Emirates
Seabulk Offshore International, Inc.	Florida
Seabulk Offshore LLC	Delaware
Seabulk Offshore Marine Management, Inc.	Liberia
Seabulk Offshore Operators Trinidad Limited	Trinidad and Tobago
Seabulk Offshore Operators, Inc.	Florida
Seabulk Offshore Venture Holdings Inc.	Marshall Islands
Seabulk Offshore Vessel Holdings Inc.	Marshall Islands
Seabulk Operators, Inc.	Florida
Seabulk Overseas Transport Investments Inc.	Marshall Islands
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk Partners LP	Delaware
Seabulk Petroleum Transport LLC	Delaware
Seabulk South Atlantic LLC	Delaware
Seabulk Tankers, Inc.	Delaware
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Towing Services, Inc. d/b/a Seabulk Towing	Florida
Seabulk Towing, Inc.
d/b/a Port Canaveral Towing
d/b/a Port Everglades Towing
d/b/a Seabulk Towing of Port Canaveral
d/b/a Seabulk Towing of Port Everglades
d/b/a Seabulk Towing of Tampa
d/b/a Tampa Bay Towing
d/b/a Mobile Bay Towing
Delaware
Seabulk Transmarine II, Inc.	Florida
Seabulk Transport Inc.	Delaware
SEACAP (MI) Inc.	Marshall Islands
Seacap APT Leasing Inc.	Delaware
SEACAP AW LLC	Marshall Islands
SEACAP Leasing Associates LLC	Delaware
SEACAP Leasing Associates II LLC	Delaware
SEACAP Leasing Associates III LLC	Delaware
SEACAP Leasing Associates IV LLC	Delaware
SEACAP Leasing Associates V LLC	Delaware

Jurisdiction of Incorporation/Formation
SEACAP Leasing Associates VI LLC	Delaware
SEACAP Leasing Associates VII LLC	Delaware
Seacap Leasing Associates VIII LLC	Delaware
SEACAP Leasing Associates IX LLC	Delaware
SEACAP Leasing Associates X LLC	Delaware
SEACOR (GP) KS	Norway
SEACOR Acadian Companies Inc.	Delaware
SEACOR Acadian Marine LLC	Delaware
SEACOR Asset Management LLC	Delaware
SEACOR Bulk Carriers Inc.	Marshall Islands
SEACOR Capital (Asia) Limited	Hong Kong
SEACOR Capital (Singapore) Pte. Ltd.	Singapore
SEACOR Capital (UK) Limited	England
SEACOR Capital Corporation	Delaware
SEACOR Colombia Fluvial (MI) LLC	Marshall Islands
SEACOR Commodity Trading LLC	Delaware
SEACOR Commodity Trading S.R.L.	Argentina
SEACOR Communications Inc.	Delaware
SEACOR Container Lines LLC	Delaware
SEACOR CTU Inc.	Delaware
SEACOR Eagle LLC	Delaware
SEACOR Energy Group Inc.	Delaware
SEACOR Energy Holdings Inc.	Delaware
SEACOR Environmental Services Inc.	Delaware
SEACOR Flex AS	Norway
SEACOR Gas Transport Corporation	Marshall Islands
SEACOR Hawk LLC	Delaware
SEACOR Inland River Transport Inc.	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR LB Holdings LLC	Delaware
SEACOR LB Offshore LLC	Delaware
SEACOR LB Realty LLC	Delaware
SEACOR Liftboats LLC	Delaware
SEACOR Management Services Inc.	Delaware
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine (Cyprus) Ltd.	Cyprus
SEACOR Marine (International) Limited	England
SEACOR Marine (Nigeria) L.L.C.	Louisiana
SEACOR Marine Australia Pty Ltd	Australia
SEACOR Marine AZ LLC	Azerbaijan
SEACOR Marine Capital Inc.	Delaware
SEACOR Marine Guernsey Ltd.	Guernsey
SEACOR Marine International 2 LLC	Delaware
SEACOR Marine International Barges LLC	Delaware
SEACOR Marine International LLC	Delaware
SEACOR Marine LLC	Delaware
SEACOR Marine Waxler Boats LLC	Delaware

Jurisdiction of Incorporation/Formation
SEACOR Merchant LLC	Delaware
SEACOR Meridian Inc.	Delaware
SEACOR Ocean Boats Inc.	Delaware
SEACOR Ocean Investments LLC	Delaware
SEACOR Ocean Transport Inc.	Delaware
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands
SEACOR Offshore (VZ) LLC	Delaware
SEACOR Offshore Abu Dhabi, Inc.	Florida
SEACOR Offshore Barges LLC	Delaware
SEACOR Offshore do Brasil Ltda.	Brazil
SEACOR Offshore Dubai (L.L.C.)	United Arab Emirates
SEACOR Offshore Freight Trading Ltd.	Marshall Islands
SEACOR Offshore LLC	Delaware
SEACOR Offshore Ocean Barges LLC	Delaware
SEACOR Offshore Services Inc.	Delaware
SEACOR OSV Partners GP LLC	Delaware
SEACOR OSV Investments LLC	Delaware
SEACOR Payroll Management LLC	Delaware
SEACOR Rail Management & Leasing LLC	Delaware
SEACOR Real Estate Development LLC	Delaware
SEACOR Real Estate Holdings Inc.	Delaware
SEACOR Response Inc.	Delaware
SEACOR Senegal Sarl	Senegal
SEACOR Sugar LLC	Delaware
SEACOR Supplyships 1 AS	Norway
SEACOR Tankers Holdings Inc.	Delaware
SEACOR Tankers Inc.	Delaware
SEACOR Vision Barges LLC	Delaware
SEACOR Vision Ocean Barges LLC	Delaware
SEACOR Worldwide (AZ) Inc.	Delaware
SEACOR Worldwide (Ghana) LLC	Delaware
SEACOR Worldwide Barges LLC	Delaware
SEACOR Worldwide Inc.	Delaware
SEACOR Worldwide Ocean Barges LLC	Delaware
SEACOR‑SMIT Offshore (International) Ltd.	Marshall Islands
SeaDor Holdings LLC	Delaware
Seaspraie Holdings LLC	Delaware
SEA-Vista I LLC	Delaware
SEA-Vista II LLC	Delaware
SEA-Vista III LLC	Delaware
SEA-Vista Newbuild I LLC	Delaware
SEA-Vista Newbuild II LLC	Delaware
SEA-Vista Newbuild III LLC	Delaware
SEA-Vista Newbuild IV LLC	Delaware
SIT Payroll Management LLC	Marshall Islands
Sociedad Portuaria Puerto Wilches Mutiproposito SA	Colombia
South of Fleet Street, LLC	Tennessee
South Sea Serviços Marítimos Ltda.	Brazil

Jurisdiction of Incorporation/Formation
Southern Crewing Services Limited	England
Soylutions LLC	Illinois
Stirling Marine Limited	Scotland
Stirling Offshore Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
Storm Shipping Inc.	Delaware
Trailer Bridge Holdings LLC	Delaware
V & A Commodity Traders, Inc.	New York
V&A Commodity Traders Importação e Exportação do Brasil Ltda.	Brazil
V&A Commodity Traders LLC	Delaware
V&A Commodity Traders Sàrl	Geneva
VEESEA Holdings Inc.	Delaware
VENSEA Marine, S.R.L.	Venezuela
Vensea Offshore Ltd.	Bahamas
WCRY LLC	Illinois
Weston Barge Line, Inc.	Delaware
Wheeler Creek Grain LLC	Illinois
Windcat Crewing Service B.V.	The Netherlands
Windcat Workboats B.V.	The Netherlands
Windcat Workboats Holdings Ltd	England and Wales
Windcat Workboats International Limited	Guernsey
Windcat Workboats Limited	England and Wales
Yarnell Offshore (MI) Ltd.	Marshall Islands

SEACOR HOLDINGS INC.
50% OR LESS OWNED SUBSIDIARIES
AS OF DECEMBER 31, 2013

Jurisdiction of Incorporation/Formation
Aptwater, Inc.	Delaware
AS Offshore Ghana Services Limited	Ghana
Asian Sky Group Limited	Hong Kong
Avion Pacific Limited	Hong Kong
Bunge-SCF Grain, LLC	Delaware
CLEANCOR Energy Solutions LLC	Delaware
Compania Empresarial Del Mar Y Navegacion, S.A. de C.V.	Mexico
Concord LPG Holdings LLC	Marshall Islands
Dorian LPG Ltd.	Marshall Islands
Dynamic Offshore Drilling Limited	Cyprus
Eagle Fabrication, LLC	Illinois
FRS Windcat Offshore Logistics GmbH	Germany
GEPBULK S.L.	Equatorial Guinea
GTI AW I	Republic of Mauritius
Hawker Pacific Airservices Limited	Hong Kong
Magsaysay-Seacor Inc.	Philippines
Mantenimiento Express Maritimo S.A.P.I. de C.V.	Mexico
Marine Seacor Pte. Ltd.	Singapore
Nautical Power (International) LLC	Marshall Islands
Nautical Power, L.L.C.	Delaware
SCF Bunge Marine LLC	Delaware
SCFCo Holdings LLC	Marshall Islands
Sea Treasure Shipping Ltd.	Liberia
Seabulk Offshore de Angola, Lda.	Angola
Seabulk Offshore de Mexico, S.A. de C.V.	Mexico
SEA-CAT CREWZER II LLC	Marshall Islands
SEA-CAT CREWZER LLC	Delaware
SEACOR Grant (GP) AS	Norway
SEACOR Grant DIS	Norway
SEACOR OSV Partners I LP	Delaware
SEACOR Supplyships 1 KS	Norway
SeaJon LLC	Delaware
SeaTiger Asset Management LLC	Marshall Islands
SeaTiger Holdings LLC	Marshall Islands
ShipServ Inc.	Delaware
Smit-Lloyd Matsas (Hellas) Shipping Co. S.A.	Greece
Societe de Gestion des Services Portuaires	Republic of the Congo
Svitzer Idku (S.A.E)	Egypt
Trailer Bridge, Inc.	Delaware
Witt O'Brien's, LLC	Delaware
Zhuhai SEACOR/Avion Logistics Company Limited	People's Republic of China